RETIREMENT SERIES TRUST

Retirement Reserves Money Fund

(the “Fund”)

Supplement dated November 13, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2019, as supplemented to date

On November 12, 2019, the Board of Trustees of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective at the close of business on March 31, 2020, the Fund will no longer accept share purchase orders.

Effective immediately, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

The sections of the Fund’s Summary Prospectus and Prospectus entitled “Purchase and Sale of Fund Shares” and “Fund Overview—Purchase and Sale of Fund Shares,” respectively, are each amended to add the following as the last paragraph of such section:

Effective at the close of business on March 31, 2020, the Fund will no longer accept purchase orders of any class. Shareholders may continue to redeem their Fund shares.

The section of the Fund’s Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares” is amended to add the following as the fourth paragraph of such section:

Effective at the close of business on March 31, 2020, the Fund will no longer accept purchase orders of any class. Dividends will continue to be reinvested, at the shareholders’ option, in shares of the Fund. Shareholders may continue to redeem their Fund shares.

The section of Part II of the Fund’s Statement of Additional Information entitled “Purchase of Shares—Purchase of Shares of Retirement Reserves” is amended to add the following as the last paragraph of such section:

Effective at the close of business on March 31, 2020, Retirement Reserves will no longer accept purchase orders of any class. Dividends will continue to be reinvested, at the shareholders’ option, in shares of Retirement Reserves. Shareholders may continue to redeem their shares of Retirement Reserves.

Shareholders should retain this Supplement for future reference.

PR2SAI-RR-1119SUP